UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 25, 2013
(Date of Earliest Event Reported: June 21, 2013)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2013, the Board of Directors of Twin Disc, Incorporated (the “Company”) elected John H. Batten, age 47, to the position of President – Chief Executive Officer of the Company effective November 1, 2013.  The Company’s current Chief Executive Officer, Michael E. Batten, age 73, will step down from his position as Chief Executive Officer of the Company effective November 1, 2013, and will retire from the employment of the Company effective December 31, 2013.  After that date, Mr. Michael E. Batten will continue to serve as non-executive Chairman of the Board of Directors.

John H. Batten joined the Company in 1996 as an application engineer and in 1998 was named Commercial Manager – Marine Propulsion.  He was elected Vice President – General Manager Marine & Propulsion in 2001 and a Director of the Company in 2002.  He became Executive Vice President – European Manufacturing & Marine and Propulsion Marketing in 2004.  In 2008 he was promoted to the position of President – Chief Operating Officer.

Michael E. Batten joined the Company in 1970 and held the positions of Subsidiary Controller and Vice President – Secretary until he was named Executive Vice President 1976.  He was elected President – Chief Executive Officer in 1983.  In 2008, his role as President of the Company was transitioned to John H. Batten.

The Company's press release dated June 25, 2013 announcing the transition of the Chief Executive Officer position is attached hereto as Exhibit 99.1.

Item 8.01	Other Events

In conjunction with the transition of the Chief Executive Officer position described above, the Board of Directors of the Company also approved the following additional changes in the Company’s executive officer group on June 21, 2013.

Henri-Claude Fabry, Vice President of International Distribution, will retire from the Company, effective June 30, 2013. The Company will eliminate this position.

James E. Feiertag, Executive Vice President, will assume responsibility for all of the Company’s wholly-owned European and Asian manufacturing and distribution operations, including their sales and marketing activities as well as global sourcing, effective July 1, 2013.

Dean Bratel, Vice President, Engineering, will be promoted to the new position of Vice President – Americas, effective July 1, 2013.   In this position, Mr. Bratel will have responsibility for the Company’s North American operations, as well as the sales and marketing functions in the Americas, Corporate Engineering, and the Company’s Nico joint venture in Japan.

Jeffrey S. Knutson, Corporate Controller and Chief Accounting Officer, assumed the additional responsibility of Secretary for the Company effective June 21, 2013.

Thomas E. Valentyn, General Counsel and Secretary, will leave the Company effective July 31, 2013, due to the elimination of the position of General Counsel.  His role as Secretary of the Company was assumed by Mr. Knutson effective June 21, 2013.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release announcing transition of Chief Executive Officer position from Michael E. Batten to John H. Batten effective November 1, 2013.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 25, 2013	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Corporate Controller, Chief Accounting Officer & Secretary

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